UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
 Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 11, 2015 Meritor, Inc. (the “Company”) completed the offering and sale of $225 million aggregate principal amount of the Company’s 6-1/4% notes due 2024 (the “Additional Securities”), including related guarantees by certain subsidiaries of the Company (the “Guarantees”), in an underwritten public offering. The Additional Securities constitute a further issuance of, and are fungible with, the $225,000,000 aggregate principal amount of 6-1/4% notes due 2024 that the Company issued on February 13, 2014 (the “Existing Securities”) and form a single series with the Existing Securities (collectively, the “Securities”). The Additional Securities have terms identical to the Existing Securities, other than issue date and offering price, and have the same CUSIP number as, and vote together with, the Existing Securities immediately upon issuance. Upon completion of the offering, the aggregate principal amount of outstanding notes of this series is $450,000,000.

The net proceeds to the Company from the sale of the Additional Securities, including after deducting Underwriters’ discounts and commissions and other estimated offering expenses payable by the Company, and not including the amount of accrued interest paid by the purchasers of the Additional Securities, are approximately $221 million. The Company expects to use the net proceeds from the offering to fund the purchase of an annuity to satisfy its obligations under a German pension plan for its employees and to replenish cash on hand used to repurchase approximately $78 million aggregate principal amount at maturity of its 7.875% convertible senior notes due 2026 and for general corporate purposes, including if the annuity is not purchased.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., RBC Capital Markets, LLC, Lloyds Securities Inc. and BNP Paribas Securities Corp. acted as joint book-running managers for the offering of the Additional Securities. Copies of the Company’s press releases, each dated June 8, 2015, are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

In connection with the debt offering, on June 8, 2015, the Company and the Guarantors (as defined below) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein (the “Underwriters”), in connection with the offer and sale of the Additional Securities. The Underwriting Agreement contains representations, warranties and agreements of the Company, conditions to closing, indemnification and contribution rights and obligations of the parties, termination provisions and other terms and conditions, in each case, that are customary in agreements of this type.

Certain of the Underwriters or their affiliates may hold our 7.875% convertible senior notes due 2026 and may receive a portion of the proceeds from the offering. From time to time in the ordinary course of their respective businesses, the Underwriters and their affiliates have engaged in and may in the future engage in commercial banking, investment management, investment banking, derivatives and/or financial advisory and other commercial transactions and services with the Company and its affiliates for which they have received or will receive customary fees and commissions.

The Additional Securities were offered and sold by the Company pursuant to its Registration Statement on Form S-3 (Registration Statement No. 333-200858) filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 11, 2014 (the “Registration Statement”), as supplemented by the prospectus supplement filed with the SEC on June 9, 2015 (the “Prospectus Supplement”).

The Additional Securities were issued on June 11, 2015 pursuant to an indenture, dated as of April 1, 1998 (the “Original Indenture”), as supplemented by the First Supplemental Indenture dated as of July 7, 2000, the Third Supplemental Indenture dated as of June 23, 2006, the Sixth Supplemental Indenture dated as of May 31, 2013 and the Seventh Supplemental Indenture dated as of February 13, 2014 (the “Seventh Supplemental Indenture”) (collectively, the “Supplemental Indentures” and, together with the Original Indenture, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee (the “Trustee”). The Indenture contains covenants that require the Company to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Indenture also provides for customary events of default. The Seventh Supplemental Indenture contains a covenant that requires the Company to satisfy certain conditions in order to make certain restricted payments to holders of certain of its equity interests, including the Company’s common stock, in respect of such equity interests.

The Securities will mature on February 15, 2024 and bear interest at a fixed rate of 6-1/4% per annum. The Company will pay interest on the Additional Securities from February 15, 2015 semi-annually, in arrears, on February 15 and August 15 of each year, beginning August 15, 2015. The Securities will constitute senior unsecured obligations of the Company and will rank equally in right of payment with its existing and future senior unsecured indebtedness, and effectively junior to its existing and future secured indebtedness to the extent of the security therefor.

The Securities provide that, prior to February 15, 2019, the Company may redeem, at its option, from time to time, the Securities, in whole or in part, at a redemption price equal to the sum of (i) 100% of the principal amount of the Securities to be redeemed, plus (ii) the applicable premium as of the redemption date on the Securities to be redeemed, plus (iii) accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date) on the Securities to be redeemed. For purposes of such calculation, the “applicable premium” means, with respect to a Security at any redemption date, the greater of (i) 1.0% of the principal amount of such Security and (ii) the excess of (A) the present value at such redemption date of (1) 103.125% of the principal amount of such Security plus (2) all remaining required interest payments due on such Security through February 15, 2019 (excluding accrued and unpaid interest, if any, to the redemption date), computed using a discount rate equal to the treasury rate plus 50 basis points, over (B) 100% of the principal amount of such Security.

The Securities provide that, on or after February 15, 2019, the Company may redeem, at its option, from time to time, the Securities, in whole or in part, at the redemption prices (expressed as percentages of the principal amount of the Securities to be redeemed) set forth below, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date) on the Securities to be redeemed, if redeemed during the 12-month period beginning on February 15 of the years indicated below:

Year	Redemption Price
2019	103.125%
2020	102.083%
2021	101.042%
2022 and thereafter	100.000%

The Securities provide that, prior to February 15, 2017, the Company may redeem, at its option, from time to time, up to $78,750,000 aggregate principal amount of the Securities with the net cash proceeds of one or more public sales of the Company’s common stock at a redemption price equal to 106.25% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the redemption date) on the Securities to be redeemed so long as at least $146,250,000 aggregate principal amount of the Securities remains outstanding after each such redemption and notice of any such redemption is mailed within 90 days of any such sale of common stock.

If a Change of Control (as defined in the Seventh Supplemental Indenture) occurs, unless the Company has exercised its right to redeem the Securities, each holder of Securities may require the Company to repurchase some or all of such holder’s Securities at a purchase price equal to 101% of the principal amount of the Securities to be repurchased, plus accrued and unpaid interest, if any, to, but not including, the payment date (subject to the right of holders of record on the relevant regular record date to receive interest due on an interest payment date that is on or prior to the payment date) on the Securities to be repurchased.

The Securities are guaranteed on a senior unsecured basis by each of the Company’s subsidiaries from time to time guaranteeing its senior secured credit facility, as it may be amended, extended, replaced or refinanced, or any subsequent credit facility (collectively, the “Guarantors”). The Guarantees will remain in effect until the earlier to occur of payment in full of the Securities or termination or release of the applicable corresponding guarantee under the Company’s senior secured credit facility, as it may be amended, extended, replaced or refinanced, or any subsequent credit facility. The Guarantees will rank equally with existing and future senior unsecured indebtedness of the Guarantors and will be effectively subordinated to all of the existing and future secured indebtedness of the Guarantors, to the extent of the value of the assets securing such indebtedness.

The above descriptions of certain terms and conditions of the Underwriting Agreement and the Seventh Supplemental Indenture are qualified by reference to the full text of the Underwriting Agreement and the Seventh Supplemental Indenture, respectively, copies of which are filed herewith as Exhibits 1 and 4.1, respectively, and are incorporated by reference herein.

Item 2.03 Creation of Direct Financial Obligation of an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

In connection with the offering and sale of the Additional Securities, including the related Guarantees, the Company is filing as Exhibits 5.1 through 5.10 hereto opinions of counsel with respect to the Additional Securities and the Guarantees. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	1	Underwriting Agreement, dated June 8, 2015, between the Company, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein, in connection with the offer and sale of $225 million aggregate principal amount of the Company’s 6-1/4% notes due 2024.

	4.1	Seventh Supplemental Indenture, dated as of February 13, 2014, to the Indenture, dated as of April 1, 1998, between the Company and the Trustee, filed as Exhibit 4.1 to Meritor’s Current Report on Form 8-K, filed on February 18, 2014, is incorporated herein by reference.

	4.2	Form of certificate for the Company’s 6-1/4% notes due 2024, filed as Exhibit 4.2 to Meritor’s Current Report on Form 8-K, filed on February 18, 2014, is incorporated herein by reference.

	5.1	Opinion of Chadbourne & Parke LLP.

	5.2	Opinion of Faegre Baker Daniels LLP.

	5.3	Opinion of Miller, Canfield, Paddock & Stone, P.L.C.

	5.4	Opinion of Travers Thorp Alberga.

	5.5	Opinion of Haynsworth Sinkler Boyd, P.A.

	5.6	Opinion of Advokatfirman Törngren Magnell KB.

	5.7	Opinion of Baker & McKenzie Amsterdam N.V.

	5.8	Opinion of Baker & McKenzie Luxembourg.

	5.9	Opinion of Shoosmiths.

5.10	Opinion of Bailey Kennedy.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1).

23.2	Consent of Faegre Baker Daniels LLP (contained in Exhibit 5.2).

23.3	Consent of Miller, Canfield, Paddock & Stone, P.L.C. (contained in Exhibit 5.3).

23.4	Consent of Travers Thorp Alberga (contained in Exhibit 5.4).

23.5	Consent of Haynsworth Sinkler Boyd, P.A. (contained in Exhibit 5.5).

23.6	Consent of Advokatfirman Törngren Magnell KB (contained in Exhibit 5.6).

23.7	Consent of Baker & McKenzie Amsterdam N.V. (contained in Exhibit 5.7).

23.8	Consent of Baker & McKenzie Luxembourg (contained in Exhibit 5.8).

23.9	Consent of Shoosmiths (contained in Exhibit 5.9).

23.10	Consent of Bailey Kennedy (contained in Exhibit 5.10).

99.1	Press release of Meritor, Inc., dated June 8, 2015.

99.2	Press release of Meritor, Inc., dated June 8, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.
(Registrant)

Date: June 11, 2015	By:	/s/ Kevin Nowlan
		Name:	Kevin Nowlan
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
1	Underwriting Agreement, dated June 8, 2015, between the Company, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein, in connection with the offer and sale of $225 million aggregate principal amount of the Company’s 6-1/4% notes due 2025.

4.1	Seventh Supplemental Indenture, dated as of February 13, 2014, to the Indenture, dated as of April 1, 1998, between the Company and the Trustee, filed as Exhibit 4.1 to Meritor’s Current Report on Form 8-K, filed on February 18, 2014, is incorporated herein by reference.

4.2	Form of certificate for the Company’s 6-1/4% notes due 2024, filed as Exhibit 4.2 to Meritor’s Current Report on Form 8-K, filed on February 18, 2014, is incorporated herein by reference.

5.1	Opinion of Chadbourne & Parke LLP.

5.2	Opinion of Faegre Baker Daniels LLP.

5.3	Opinion of Miller, Canfield, Paddock & Stone, P.L.C.

5.4	Opinion of Travers Thorp Alberga.

5.5	Opinion of Haynsworth Sinkler Boyd, P.A.

5.6	Opinion of Advokatfirman Törngren Magnell KB.

5.7	Opinion of Baker & McKenzie Amsterdam N.V.

5.8	Opinion of Baker & McKenzie Luxembourg.

5.9	Opinion of Shoosmiths.

5.10	Opinion of Bailey Kennedy.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1).

23.2	Consent of Faegre Baker Daniels LLP (contained in Exhibit 5.2).

23.3	Consent of Miller, Canfield, Paddock & Stone, P.L.C. (contained in Exhibit 5.3).

23.4	Consent of Travers Thorp Alberga (contained in Exhibit 5.4).

23.5	Consent of Haynsworth Sinkler Boyd, P.A. (contained in Exhibit 5.5).

23.6	Consent of Advokatfirman Törngren Magnell KB (contained in Exhibit 5.6).

23.7	Consent of Baker & McKenzie Amsterdam N.V. (contained in Exhibit 5.7).

23.8	Consent of Baker & McKenzie Luxembourg (contained in Exhibit 5.8).

23.9	Consent of Shoosmiths (contained in Exhibit 5.9).

23.10	Consent of Bailey Kennedy (contained in Exhibit 5.10).

99.1	Press release of Meritor, Inc., dated June 8, 2015.

99.2	Press release of Meritor, Inc., dated June 8, 2015.